UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☑	Soliciting Material Pursuant to §240.14a-12

Tribune Publishing Company
(Name of Registrant as Specified In Its Charter)

Gannett Co., Inc.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Below is the text of a letter sent by Robert J. Dickey, President and CEO of Gannett Co., Inc. ("Gannett"), to Gannett's employees on April 25, 2016.

Dear Colleagues,

Today, we announced that Gannett has made a proposal to acquire Tribune Publishing Company in an all-cash transaction, a combination that would bring together two great news organizations. A copy of the release is attached.

We are excited by the prospect of this transaction because we believe the acquisition of Tribune would be an exciting next step in our strategy. Among other benefits, the combination of our company with Tribune will allow us to make important strides in growing the USA TODAY NETWORK to include more local markets and new platforms. Equally important, a combination of two companies with a shared commitment to journalistic excellence would broaden the range of opportunities available to each of you.

To be clear, we have not yet reached an agreement to acquire Tribune, and it is not definite that an agreement will be achieved. We look forward to Tribune’s careful and serious consideration of our offer, and we are ready to engage with them to complete this proposed transaction. In the meantime, it’s business as usual, and we are counting on you to continue serving our audiences, customers and communities with the excellence they have come to expect.

It is likely that this announcement will generate interest from the financial community, media and other outside parties, and it is important that we speak with one voice. If you receive any inquires related to this announcement, please refer them to Amber Allman, Vice President, Corporate Communications at aallman@gannett.com or 703-854-5358 and Michael Dickerson, Vice President, Investor Relations at mdickerson@gannett.com or 703-854-6185.

On behalf of the Board and senior management team, I want to thank you for your dedication and commitment to Gannett. Opportunities like this are available to us only because of your hard work and loyalty, and I am deeply grateful to each of you.

Best Regards,

Robert Dickey
President and CEO, Gannett

FORWARD LOOKING STATEMENTS
Certain statements in this communication may be forward looking in nature or constitute “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995, including statements regarding the proposed acquisition of Tribune by Gannett and the benefits of the proposed acquisition. Forward-looking statements include all statements that are not historical facts and can typically be identified by words such as “believe,” “expect,” “estimate,” “predict,” “target,” “potential,” “likely,” “continue,” “ongoing,” “could,” “should,” “intend,” “may,” “might,” “plan,” “seek,” “anticipate,” “project” and similar expressions, as well as variations or negatives of these words. Any such statements speak only as of the date the statements were made and are not guarantees of future performance. The matters discussed in these forward-looking statements are subject to a number of risks, trends, uncertainties and other factors that could cause actual results and developments to differ materially from those projected, anticipated or implied in the forward-looking statements. These factors include, among other things, the ability of Gannett and Tribune to agree to the terms of the proposed transaction and, in the event a definitive transaction agreement is executed, the ability of the parties to obtain any necessary stockholder and regulatory approvals, to satisfy any other conditions to the closing of the transaction and to consummate the proposed transaction on a timely basis, as well as changes in business strategies, economic conditions affecting the newspaper publishing business and Gannett’s ability to successfully integrate Tribune’s operations and employees with Gannett’s existing business. Additional information regarding risks, trends, uncertainties and other factors that may cause actual results to differ materially from these forward-looking statements is available in Gannett’s filings with the U.S. Securities and Exchange Commission, including Gannett’s annual report on Form 10-K. Any forward-looking statements should be evaluated in light of these important risk factors. Gannett is not responsible for updating or revising any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

ADDITIONAL INFORMATION
This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. This communication relates to a proposal that Gannett has made for a business combination transaction with Tribune. In furtherance of this proposal and subject to future developments, Gannett (and, if a negotiated transaction is agreed, Tribune) may file one or more proxy statements or other documents with the U.S. Securities and Exchange Commission (the “SEC”). This communication is not a substitute for any proxy statement or other document Gannett and/or Tribune may file with the SEC in connection with the proposed transaction.

INVESTORS AND SECURITY HOLDERS OF TRIBUNE ARE URGED TO READ THE PROXY STATEMENTS OR OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Any definitive proxy statement (if and when available) will be mailed to stockholders of Tribune. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC through the web site maintained by the SEC at http://www.sec.gov.

This communication does not constitute a solicitation of a proxy from any stockholder. However, Gannett and/or Tribune and their respective directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. You can find information about Gannett’s directors and executive officers in Gannett’s definitive proxy statement for its 2016 annual meeting of stockholders, which was filed with the SEC on March 23, 2016, and Gannett’s annual report on Form 10-K for the fiscal year ended December 27, 2015, which was filed with the SEC on February 25, 2016. You can find information about Tribune’s directors and executive officers in Tribune’s definitive proxy statement for its 2016 annual meeting of stockholders, which was filed with the SEC on April 19, 2016. Additional information regarding the interests of such potential participants will be included in one or more proxy statements or other relevant documents filed with the SEC if and when they become available. You may obtain free copies of these documents using the sources indicated above.

Below is a list of frequently asked questions with respect to the proposed acquisition of Tribune Publishing Company by Gannett Co., Inc. ("Gannett"), which was first distributed to Gannett's employees on April 25, 2016.

Gannett Employee FAQ

1.	Why is Gannett proposing to acquire Tribune Publishing Company?
•	The combination of Gannett and Tribune would bring together two great news organizations.
•	We are excited by the prospect of this transaction because we believe the acquisition of Tribune would be a strong next step in our strategy.
•	Among other benefits, the combination of our company with Tribune will allow us to make important strides in growing the USA TODAY NETWORK to include more local markets and new platforms.

2.	How does this proposed transaction fit into Gannett’s existing strategy?
•
A combination with Tribune would rapidly advance Gannett’s strategy to grow the USA TODAY NETWORK, the largest local to national network of journalists in the country, to include more local markets and new platforms, which we believe will benefit readers and result in significant and sustained value creation for Gannett stockholders.

•	We believe Tribune shares Gannett’s unwavering commitment to journalistic excellence and delivering superior content on all platforms.

3.	What are the benefits of the proposed transaction?
•
We are confident that a combined Gannett and Tribune would add value for stakeholders of both companies as we work together to foster deep and vital connections among the members of our communities, provide excellent solutions for our business partners and drive value for our stockholders.

•
We are confident that as an even stronger organization, we would have an enhanced ability to empower our employees to do their best work, and maintain the same high journalistic standards and integrity for which each organization is known.

4.	Does this proposal impact employees?
•	We are confident that a combination of the two companies, with a shared commitment to journalistic excellence, would broaden the range of opportunities available to each of you.
•	It’s business as usual at Gannett. We are counting on each of you to continue serving our audiences, customers and communities with the excellence they have come to expect.

5.	What happens next?
•	Our Board of Directors has approved the terms of our proposal, and both our senior management team and our Board are committed to making this transaction a reality.

6.	Does this news impact the integration of Journal Media Group (“JMG”)?
•	Our integration of JMG remains on track and this announcement does not change our integration plans.
•	In fact, the JMG integration remains a top priority and focus for the Company.
•	It’s business as usual at Gannett and we are counting on each of you to continue serving our audiences, customers and communities with the excellence they have come to expect.

7.	Am I allowed to write about Gannett’s proposal?
•	Per our company policy, all Gannett journalists are welcome to write any story while maintaining the Company’s commitment to journalistic excellence and delivering superior content to readers.
•	As always, we trust that you will uphold our high standards of journalistic integrity and independence when writing.

8.	What should I say if I am contacted by an external party?
•
If you receive any inquires related to this announcement, please refer them to Amber Allman, Vice President, Corporate Communications at aallman@gannett.com or 703-854-5358 and Michael Dickerson, Vice President, Investor Relations at mdickerson@gannett.com or 703-854-6185.

9.	What can I do to help?
•	Since this is a proposal and we have not yet reached an agreement to acquire Tribune, it’s business as usual at Gannett.
•	The best way to help is by staying focused on your day-to-day responsibilities and continuing to serve our audiences, customers and communities with the excellence they have come to expect.

FORWARD LOOKING STATEMENTS
Certain statements in this communication may be forward looking in nature or constitute “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995, including statements regarding the proposed acquisition of Tribune by Gannett and the benefits of the proposed acquisition. Forward-looking statements include all statements that are not historical facts and can typically be identified by words such as “believe,” “expect,” “estimate,” “predict,” “target,” “potential,” “likely,” “continue,” “ongoing,” “could,” “should,” “intend,” “may,” “might,” “plan,” “seek,” “anticipate,” “project” and similar expressions, as well as variations or negatives of these words. Any such statements speak only as of the date the statements were made and are not guarantees of future performance. The matters discussed in these forward-looking statements are subject to a number of risks, trends, uncertainties and other factors that could cause actual results and developments to differ materially from those projected, anticipated or implied in the forward-looking statements. These factors include, among other things, the ability of Gannett and Tribune to agree to the terms of the proposed transaction and, in the event a definitive transaction agreement is executed, the ability of the parties to obtain any necessary stockholder and regulatory approvals, to satisfy any other conditions to the closing of the transaction and to consummate the proposed transaction on a timely basis, as well as changes in business strategies, economic conditions affecting the newspaper publishing business and Gannett’s ability to successfully integrate Tribune’s operations and employees with Gannett’s existing business. Additional information regarding risks, trends, uncertainties and other factors that may cause actual results to differ materially from these forward-looking statements is available in Gannett’s filings with the U.S. Securities and Exchange Commission, including Gannett’s annual report on Form 10-K. Any forward-looking statements should be evaluated in light of these important risk factors. Gannett is not responsible for updating or revising any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

ADDITIONAL INFORMATION
This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. This communication relates to a proposal that Gannett has made for a business combination transaction with Tribune. In furtherance of this proposal and subject to future developments, Gannett (and, if a negotiated transaction is agreed, Tribune) may file one or more proxy statements or other documents with the U.S. Securities and Exchange Commission (the “SEC”). This communication is not a substitute for any proxy statement or other document Gannett and/or Tribune may file with the SEC in connection with the proposed transaction.

INVESTORS AND SECURITY HOLDERS OF TRIBUNE ARE URGED TO READ THE PROXY STATEMENTS OR OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Any definitive proxy statement (if and when available) will be mailed to stockholders of Tribune. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC through the web site maintained by the SEC at http://www.sec.gov.

This communication does not constitute a solicitation of a proxy from any stockholder. However, Gannett and/or Tribune and their respective directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. You can find information about Gannett’s directors and executive officers in Gannett’s definitive proxy statement for its 2016 annual meeting of stockholders, which was filed with the SEC on March 23, 2016, and Gannett’s annual report on Form 10-K for the fiscal year ended December 27, 2015, which was filed with the SEC on February 25, 2016. You can find information about Tribune’s directors and executive officers in Tribune’s definitive proxy statement for its 2016 annual meeting of stockholders, which was filed with the SEC on April 19, 2016. Additional information regarding the interests of such potential participants will be included in one or more proxy statements or other relevant documents filed with the SEC if and when they become available. You may obtain free copies of these documents using the sources indicated above.